EXHIBIT 99.1

Independent Auditors’ Report

The Board of Directors

TDI Consolidated Corporation:

We have audited the accompanying statement of assets and liabilities of the Southern Operations of Eckerd drugstores (a business of TDI Consolidated Corporation) as of January 31, 2004 and the related statements of revenues and expenses and cash flows for the fiscal year ended January 31, 2004. These statements are the responsibility of TDI Consolidated Corporation’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the Southern Operations of Eckerd drugstores (a business of TDI Consolidated Corporation) as of January 31, 2004, and the related statements of revenues and expenses and cash flows for the fiscal year ended January 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Tampa, Florida
June 3, 2004

1

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Statement of Assets and Liabilities

(Dollars in millions)

January 31, 2004

Assets	2003

Current assets:
Cash	$3
Receivables (net of bad debt reserve of $11)	280
Merchandise inventory (net of LIFO reserve of $138)	935
Prepaid expenses	13

Total current assets	1,231

Property and equipment:
Land and buildings	89
Furniture and fixtures	775
Leasehold improvements	221
Accumulated depreciation	(486)

Property and equipment, net	599

Intangible assets (net of accumulated amortization of $198)	44
Other assets	55

$1,929

Liabilities and Excess of Assets over Liabilities
Current liabilities:
Current portion of capital leases	$11
Accounts payable and accrued expenses	607

Total current liabilities	618
Capital leases	19
Other liabilities	79

Total liabilities	716

Excess of assets over liabilities	1,213

$1,929

See accompanying notes to carve out special purpose financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Statement of Revenues and Expenses

(Dollars in millions)

Fiscal year ended January 31, 2004

2003

Revenues, net	$7,242
Costs and expenses:
Cost of goods sold	5,611
Selling, general and administrative expenses	1,534
Interest expense	2
Acquisition amortization	22
Loss on sale of receivable	2

Total costs and expenses	7,171

Income before income taxes	71

Income taxes	27

Net income	$44

See accompanying notes to carve out special purpose financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Statement of Cash Flows
(Dollars in millions)

Fiscal year ended January 31, 2004

2003
Cash flows from operating activities:
Net income	$44
Depreciation and amortization, including intangible assets	150
Deferred taxes	13
Change in cash from:
Receivables	26
Inventory	(13)
Prepaid and other assets	(3)
Accounts payable	25
Other assets and liabilities	(76)

Net cash provided by operating activities	166

Cash flows from investing activities:
Capital expenditures	(174)
Proceeds from sale of assets	1
Proceeds from sale-leaseback transactions	4

Net cash used in investing activities	(169)

Cash flows from financing activities:
Repayments of capital leases	(11)
Contribution from J. C. Penney Corporation, Inc.	14

Net cash provided by financing activities	3

Net change in cash	—

Cash at beginning of year	3

Cash at end of year	$3

Supplemental cash flow information: Interest paid was $2 million in 2003.

Non cash transactions: In 2003, the Southern Operations of Eckerd drugstores entered into capital leases for equipment totaling $16 million.

See accompanying notes to carve out special purpose financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

(1)	Description of Business

TDI Consolidated Corporation (TDI) is the parent of Eckerd Corporation, Thrift Drug, Inc. (Thrift), and Genovese Drug Stores, Inc. (Genovese), collectively Eckerd drugstores (Eckerd), which operates 2,799 drugstores located in the Southwest, Southeast, Sunbelt, and Northeast regions of the United States. Eckerd sells pharmaceutical and related products, over-the-counter drugs as well as general merchandise such as photo processing services, greeting cards, beauty and household products, snacks, vitamins, and baby products.

TDI is a wholly owned subsidiary of J. C. Penney Corporation, Inc. (JCPenney), which is a wholly owned subsidiary of the holding company, J. C. Penney Company, Inc.

In the fourth quarter of fiscal 2003, the Board of Directors of J. C. Penney Company, Inc. authorized JCPenney management to sell the Eckerd drugstore operations. On April 4, 2004, JCPenney signed definitive agreements with The Jean Coutu Group (PJC) Inc. (Coutu) and CVS Corporation and CVS Pharmacy, Inc. (collectively, CVS) for the sale of its Eckerd drugstore operations for a total of approximately $4.525 billion in cash. In the CVS transaction, for $2.150 billion, CVS will purchase approximately 1,260 Eckerd drugstores and support facilities located mainly in Southern states, principally Florida and Texas, and Eckerd’s pharmacy benefits management, mail order and specialty pharmacy businesses (Southern Operations). In the Coutu transaction, Coutu will acquire the stock of Eckerd Corporation, Thrift and Genovese for $2.375 billion. Coutu will acquire approximately 1,539 Eckerd drugstores and support facilities located in thirteen Northeast and Mid-Atlant ic states as well as the Eckerd Home Office located in Florida (Northern Operations).

(2)	Basis of Presentation and Methods of Allocation

The Eckerd Southern Operations carve out special purpose financial statements have been prepared using specific identification of income and expenses and assets and liabilities if available, and if not available includes allocations and estimates which management believes are reasonable and appropriate under the circumstances. Certain assets and liabilities were allocated in accordance with the terms of the signed definitive agreements. However, these allocations and estimates may not necessarily reflect the financial position, operating results and cash flows for the periods presented had the Southern Operations been operated as a separate entity. Also, the assets and liabilities included herein may differ from those ultimately acquired based on the specific definitive agreements between Coutu and CVS.

The statement of revenues and expenses for the Southern Operations was carved out of TDI using store specific identification for revenues and cost of goods sold, certain selling, general and administrative expenses (SG&A) and acquisition amortization. Other SG&A expenses, such as corporate overhead, were allocated primarily based on the percentage of specific total store sales to total TDI sales. Income tax expense was recalculated based on the TDI effective tax rate applied to pretax income after adjustments for the exclusion of interest on intercompany debt with JCPenney.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

The statement of assets and liabilities for the Southern Operations was carved out of TDI using location specific identification of assets and liabilities where available. When location specific identification was not available, the following methods of allocation were used: store count being acquired as a percentage of total store count; percentage of specific total store sales to total TDI sales; percentage of specific store pharmacy sales to total pharmacy sales; percentage of specific store front-end and express photo sales to total front-end and express photo sales; percentage of headcount per location to total headcount; percentage of 401(k) participants per location to total 401(k) participants; percentage of net managed care receivables to total net managed care receivables and other various allocation methods that were reasonable and appropriate.

These carve out special purpose financial statements exclude Eckerd goodwill, certain retirement related plans (primarily pension), certain taxes, income taxes payable, deferred income taxes and Eckerd intercompany debt with JCPenney, all of which are not part of the assets acquired or liabilities assumed in accordance with the terms of the definitive agreements. In addition, the assets and liabilities related to the Home Office facility and the asset for the Eckerd trade name have been excluded from these financial statements.

The Eckerd Southern Operations financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in a manner which management believes is reasonable and appropriate. All significant intercompany transactions and accounts have been eliminated.

The preparation of these financial statements includes the use of “carve out” accounting procedures wherein certain assets, liabilities, and expenses historically recorded or incurred at the Eckerd level (including certain allocations from related-party transactions with JCPenney as described in Note 4), which were related to the Southern Operations, have been identified and allocated as appropriate to present the financial position, operating results and cash flows of the Southern Operations for the periods presented.

Eckerd and the Southern Operations are subject to certain of the risks and uncertainties associated with JCPenney. Assets of Eckerd and the Southern Operations may be subject to the liabilities of JCPenney, whether such liabilities arise from lawsuits, contracts or indebtedness attributed to JCPenney.

(3)	Summary of Significant Accounting Policies

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While actual results could differ from these estimates, management does not expect the differences, if any, to have a material effect on the financial statements.

The most significant estimates relate to inventory valuation for drugstores under the retail method, including adjustments for shortages (shrinkage); valuation of long-lived and intangible assets, and valuation allowances and reserves, specifically related to closed stores, workers’ compensation and general liability, income taxes and litigation, and allocation of Eckerd accounts as described above.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

Closed store reserves are established for the present value of lease obligations, net of estimated sublease rental income and other exit costs. Workers’ compensation and general liability reserves are based on actuarially determined estimates of reported and incurred but not reported claims resulting from historical experience and current data. Income taxes are estimated for each jurisdiction in which Eckerd Southern Operations operates Litigation reserves are based on management’s best estimate of probable liability, in consultation with inside and outside counsel, and are based upon a combination of litigation and settlement strategies.

Fiscal year – The fiscal year ends on the last Saturday in January. Fiscal 2003 ended January 31, 2004. Fiscal 2003 contained 53 weeks.

Revenue recognition – Revenues from retail merchandise sales and services, including delivery fees, are recognized at the point of sale and are reported net of returns and allowances and sales taxes. Revenues from pharmacy sales are recognized at the point of sale for customer cash sales and co-payments under managed care plans. Reimbursements from managed care plans are recognized as revenue when prescriptions are filled and claims are electronically submitted to and approved by the plan.

Vendor allowances – There are agreements with vendors for allowances to purchase and promote their products. The total value of allowances received from vendors is based on amounts specified in the agreements or in certain cases based on purchase volumes. These amounts are recognized in accordance with EITF 02-16 and the provisions of the related agreements as either a reduction of cost of goods sold or a reduction of selling, general and administrative expenses over the terms of the agreements or as sales are made.

Advertising – Advertising costs which include newspaper, television, radio and other media advertising, are either expensed as incurred or the first time the advertising occurs. Advertising costs, net of vendor allowances, for the Southern Operations, were $34 million for fiscal year 2003.

Retirement-related benefits – Retirement-related benefits for the Southern Operations is for the Eckerd 401(k) savings plan only, as sponsorship of defined benefit pension plans and other defined benefit postretirement plans will be transferred to and retained by J. C. Penney Company, Inc. (see Note 12 Retirement Benefit Plans).

Pre-opening expenses – Costs associated with the opening of new stores are expensed in the period incurred.

Income taxes – Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The deferred taxes of the Southern Operations have been retained at TDI.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

Receivables, net – Customer receivables from retail managed care operations, mail order and pharmacy benefit management for the Southern Operations were $233 million as of fiscal year-end 2003. Also included in this classification are vendor allowance receivables, credit card receivables, and other miscellaneous receivables. Bad debt reserves have been established for the retail managed care operations, mail order and pharmacy benefit management receivables.

Merchandise inventory – Substantially all merchandise inventory is valued at the lower of cost (using the last-in, first-out or “LIFO” method) or market. Warehouse and drugstore pharmacy merchandise inventories are calculated at cost. General merchandise drugstore inventory is calculated using a retail method. LIFO charges included in cost of goods sold for the Southern Operations were $16 million, for fiscal year 2003. Eckerd utilizes internally developed price indices based on cost to estimate the effects of inflation on inventories.

Property and equipment, net – Property and equipment, net is stated at cost less accumulated depreciation. Depreciation is provided principally by the straight-line method over the estimated useful lives of the related assets. The primary useful lives are 30 and 40 years for store and warehouse facilities, respectively, up to 10 years for furniture and equipment, and up to eight years for transportation equipment. Leasehold improvements are amortized over the shorter of the estimated useful lives of the improvements or the terms of the related leases. Routine maintenance and repairs are charged to expense when incurred. Major replacements and improvements are capitalized. The cost of assets sold or retired and the related accumulated depreciation or amortization are removed from the accounts with any resulting gain or loss included in net income.

Capitalized software costs – Costs associated with the acquisition or development of software for internal use are capitalized and amortized over the expected useful life of the software. The amortization period generally ranges from three to seven years. Unamortized software costs for the Southern Operations was $54 million as of fiscal year-end 2003. Amortization expense included in selling, general and administrative expenses for the Southern Operations was $14 million, for fiscal year 2003.

Goodwill and other intangible assets and long-lived assets – Effective January 27, 2002, Eckerd adopted SFAS No. 142, “Goodwill and Other Intangible Assets.” Upon adoption, Eckerd ceased amortization of goodwill and the Eckerd trade name. The total net carrying amount of goodwill and the Eckerd trade name was $2,592 million as of January 26, 2002.

Management evaluates the recoverability of goodwill and other indefinite-lived intangible assets annually and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. There were no impairment charges recorded in fiscal year 2003.

Other intangible assets with estimable useful lives will continue to be amortized over those lives.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

Intangible assets for the Southern Operations consisted of the following:

2003

Amortizing intangible assets:
Prescription files	$126
Less accumulated amortization	(82)

Prescription files, net	44

Favorable lease rights	116
Less accumulated amortization	(116)

Favorable lease rights, net	—

Total intangible assets	$44

The following table for the Southern Operations provides amortization expense for the fiscal periods presented. Amortization expense related to major business acquisitions is reported as acquisition amortization on the statement of revenues and expenses. The remaining amount of amortization expense is included in selling, general and administrative (SG&A) expense.

2003
Major business acquisitions	$22
Other acquisitions	10

Total amortization	$32

Amortization expense for the intangible assets reflected above is expected to be approximately (in millions) $10, $9, $7, $5 and $4 for fiscal years 2004, 2005, 2006, 2007 and 2008, respectively. Of these amounts, none of the amortization is related to major business acquisitions.

Impairment of long-lived assets – In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” Eckerd evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. Factors considered important which could trigger an impairment review include, but are not limited to, significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the assets or Eckerd’s overall business strategies. SFAS No. 144 requires that if the sum of the future cash flows expected to result from the use of and eventual disposition of Eckerd’s long-lived assets, undiscounted and without interest charges, is less than the reported value of those assets, an asset impairment must be recognized in the financial stat ements. The amount of impairment to recognize is calculated by subtracting the fair value of the assets from the reported value of the assets. In connection with the decision to dispose of Eckerd, management performed an impairment analysis for its long-lived assets, on a held for use basis. This analysis did not result in any impairment charge on long-lived assets in these financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

Exit or disposal activity costs – In June 2002, the Financial Accounting Standards Board (FASB) issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” This Statement requires that costs associated with exit or disposal activities be recorded at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management’s commitment to an exit plan, which is generally before an actual liability has been incurred. This Statement was effective for exit or disposal activities initiated after December 31, 2002. Eckerd adopted the provisions of SFAS No. 146 beginning in the third quarter of fiscal 2002. As a result, certain costs associated with exit or disposal activities are recorded in later periods than under the previous rules, but the change did not have a material impact on the Southern Operations results of operations or financial condition.

Effects of new accounting standards – Eckerd adopted Emerging Issues Task Force (EITF) Issue No. 02-16, “Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor,” in the first quarter of fiscal year 2003. This pronouncement requires that vendor allowances be treated as a reduction of inventory costs unless specifically identified as a reimbursement of costs to advertise the vendor’s products or payment for other services. In addition, any vendor allowances received in excess of costs incurred should be treated as a reduction of inventory costs. The adoption of EITF Issue No. 02-16 did not have a material impact on the Southern Operations financial results.

Eckerd adopted EITF Issue No. 03-10, “Application of EITF Issue No. 02-16, ‘Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor’, by Resellers to Sales Incentives Offered to Consumers by Manufacturers” in the fourth quarter of fiscal year 2003. This pronouncement addresses whether sales incentives offered directly to consumers (for example, manufacturer coupons or mail-in rebates) are subject to the guidance in Issue No. 02-16. Issue No. 03-10 is effective for new arrangements, including modifications to existing arrangements, entered into or redeemed in fiscal periods beginning after November 2003. The adoption of EITF Issue No. 03-10 did not have a material impact on the Southern Operations financial results.

In January 2003, the FASB issued Interpretation No. (FIN) 46, “Consolidation of Variable Interest Entities,” which establishes criteria to identify variable interest entities (VIE) and the primary beneficiary of such entities. An entity that qualifies as a VIE must be consolidated by its primary beneficiary. All other holders of interests in a VIE must disclose the nature, purpose, size and activity of the VIE as well as their maximum exposure to losses as a result of involvement with the VIE. FIN 46 was revised in December 2003 and is effective for financial statements of public entities that have special-purpose entities, as defined, for periods ending after December 15, 2003. For public entities without special-purpose entities, it is effective for financial statements for periods ending after March 15, 2004. Eckerd has a special-purpose entity, as defined, that was established for the purpose of selling securitized receivables (see Note 5 Sale of Receivables). Adoption of FIN 46 did not have a material effect on the Southern Operations financial position or operating results.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

(4)	Corporate Activities and Related-Party Transactions

The Southern Operations carve-out special purpose financial statements reflect the further allocation of services provided to Eckerd by JCPenney for various corporate activities, as described below:

(a) Shared Services and Support Activities

JCPenney provides certain services to Eckerd, including financial and accounting services, information systems services, internal auditing and tax services, benefits administration, corporate finance and administrative support. A portion of the cost of such shared services has been allocated to Eckerd based upon the use of such services and activities and the good faith judgment of JCPenney management. Where determinations based on use alone were not practical, other methods and criteria were used to provide a reasonable allocation of the cost of shared services, including support activities attributable to Eckerd. Of the costs charged to Eckerd, the portion which has been allocated to the Southern Operations for shared services totaled approximately $17 million for fiscal 2003.

Allocation and related party transaction policies can be rescinded or amended at the discretion of JCPenney management. Any such changes so adopted would be made in their good faith business judgment regarding the best interests of JCPenney and its stockholders. These certain services provided to Eckerd may continue to be provided for a period of time in the future to Coutu and CVS, who have, or will negotiate for these services with JCPenney.

(b) Income Taxes

Income tax provisions of JCPenney and its subsidiaries are determined on a consolidated basis. Consolidated income tax provisions and related tax payments or refunds are allocated between subsidiaries based principally on reported income or loss, taxable income or loss, and tax credits directly attributable to each subsidiary. These allocations reflect each subsidiaries’ contribution, whether positive or negative, to JCPenney’s consolidated taxable income and the consolidated tax liability and tax credit position. Credit for tax benefits that could not be used by the subsidiary generating those benefits, but could be used on a consolidated basis, were allocated to the subsidiary that generated such benefits. Intercompany transactions are treated and taxed as if each subsidiary were a stand-alone company.

Current and deferred taxes and taxes payable or refundable that are allocated to each subsidiary in their respective financial statements may differ from those that would be allocated to each subsidiary if they filed separate income tax returns.

(5)	Sale of Receivables

In May 2001, Eckerd securitized certain managed care receivables by forming a bankruptcy-remote special purpose entity, ECR Receivables, Inc. (ECR), which in turn entered into a three-year revolving receivables purchase facility agreement with an unrelated entity, Three Rivers Funding Corporation (TRFC), an asset-backed commercial paper conduit sponsored by Mellon Financial Corporation. Effective February 3, 2003, the agreement was amended to add Bryant Park Funding LLC (Bryant Park) and HSBC Bank USA as purchasers, and to securitize additional Eckerd managed care receivables. Under the facility, Eckerd sells to ECR, on a continuous basis, all of its managed care receivables. ECR then sells to TRFC and Bryant Park an undivided interest in all eligible receivables while maintaining a subordinated interest, in the form of overcollateralization, in a portion of the receivables. Eckerd received cash proceeds of approximately $200 million in May 2001 from the sale, and on February 3, 2003, received approximately $50 million of additional cash proceeds. Eckerd has agreed to continue servicing the sold receivables at market rates; accordingly, no servicing asset or liability has been recorded.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

Securitized managed care receivables totaled $96 million, of which the subordinated retained interest was $16 million as of January 31, 2004. The portion of the receivables in which third parties have an undivided ownership interest, has been reflected as a reduction of receivables in the accompanying statement of assets and liabilities as of January 31, 2004. Losses and expenses related to receivables sold under this agreement totaled $2 million for fiscal 2003, and is included in the statement of revenues and expenses.

On May 20, 2004, Eckerd paid and terminated the managed care receivables securitization program. The final settlement was approximately $221 million.

(6)	Fair Value of Financial Instruments

The Southern Operations other financial instruments consist of cash, receivables, net, accounts payable and accrued expenses and other current liabilities which approximate fair value due to the short maturity of those instruments.

(7)	Receivables, Net

2003

Customer receivables, net	$233
Other	47

Total receivables, net	$280

The Southern Operations has no significant concentrations of credit risk. Concentration of customer receivables are considered to be limited due to the number of managed care plans and large number of customers.

(8)	Accounts Payable and Accrued Expense

2003

Accounts payable, primarily trade	$441
Accrued salaries, vacation and bonus	43
Accrued rent	9
Workers compensation and general liability
insurance	21
Restructuring and other reserves	5
Advertising payables	6
Other	82

Total accounts payable and accrued expenses	$607

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

(9)	Capital Leases

The following table reflects the Southern Operations total capital leases as of January 31, 2004.

2003

Capital leases	$30
Less: current portion of capital leases	(11)

Total long-term capital leases	$19

Total interest expense was $2 million in fiscal 2003.

(10)	Commitments

Eckerd conducts the majority of its retail operations from leased premises. Almost all leases will expire during the next 20 years; however, most leases will be renewed or replaced by leases on other premises. Rent expense for real property operating leases for the Southern Operations totaled $241 million in fiscal 2003, including contingent rent based on sales, of $14 million.

Eckerd also leases data processing equipment and other personal property under operating leases of primarily three to five years. Rent expense for personal property leases for the Southern Operations was $32 million in fiscal 2003.

Future minimum lease payments for non-cancelable operating and capital leases, net of executory costs, principally real estate taxes, maintenance and insurance, and subleases as of January 31, 2004 for the Southern Operations were:

	Operating	Capital

2004	$239	$12
2005	221	10
2006	212	6
2007	207	5
2008	201	1
Thereafter	2,149	—

Total minimum lease payments	$3,229	$34

Weighted average interest rate		9.2%

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

(11)	Taxes

The effective tax rate for the Southern Operations was 38.0% for fiscal 2003. This effective tax rate was applied to pretax income (adjusted for the exclusion of interest on intercompany debt with JCPenney), to calculate the applicable income tax expense for the Southern Operations. The effective income tax rate in fiscal 2003 was higher than the expected federal income tax statutory rate of 35%, primarily because of state income taxes (less the federal income tax effect), and other non-deductible expenses for tax purposes.

The components of the provision for income taxes calculated for the Southern Operations based on the effective tax rates for Eckerd are as follows:

2003

Current:
Federal and foreign	$13
State and local	1

Total current	14

Deferred:
Federal and foreign	11
State and local	2

Total deferred	13

Total income tax expense	$27

Deferred tax assets and liabilities reflected in Eckerd’s consolidated balance sheet as of January 31, 2004, was measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. All deferred tax assets and liabilities have been excluded from the Southern Operations’ balance sheet.

The major components of deferred tax assets and liabilities as of January 31, 2004 for TDI were as follows: deferred tax assets for worker’s compensation/general liability, state net operating losses, accrued vacation, reserves and other, and deferred tax liabilities for depreciation, amortization and inventories.

TDI’s assessment is that the nature of future taxable income may not allow the realization of certain tax benefits of state net operating losses within the prescribed carryforward period. Accordingly, TDI has established a valuation allowance for the amount of deferred tax assets generated by state net operating losses that may not be realized.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

(12)	Retirement Benefit Plans

Effective January 1, 2002, Eckerd adopted a new 401(k) plan for all eligible associates. Account balances for Eckerd associates who were participants in the J. C. Penney Corporation, Inc. Savings, Profit-sharing and Stock Ownership Plan were transferred to the new plan. Eckerd provides eligible associates with a fixed match of $1.50 for each $1.00 contributed on the first 2% of pay and a $1.00 match for each $1.00 contributed on the next 1% of pay. Eckerd matching contributions vest immediately and the amount related to the Southern Operations totaled $15 million in fiscal 2003. At their option, Eckerd associates account balances including the Eckerd match, can be transferred among various investment options including J. C. Penney Company, Inc. common stock.

Total Southern Operations expense for the 401(k) savings plan for fiscal 2003 was $15 million.

(13)	Litigation

Eckerd and the Southern Operations are subject to various legal and governmental proceedings involving routine litigation incidental to the business. The ultimate legal and financial liability of Eckerd and the Southern Operations with respect to these matters cannot be estimated with any certainty, but in the opinion of management, after consulting with legal counsel, is not expected to have a material effect on the annual results of operations, financial position, liquidity or capital resources of Eckerd or the Southern Operations.

(14)	Excess of Assets Over Liabilities

The following table provides a reconciliation of the changes in excess of assets over liabilities for the Southern Operations:

Excess of assets over liabilities

Balance January 25, 2003	$1,155
Net income	44
Contribution from J.C. Penney Corporation, Inc.	14

Balance January 31, 2004	$1,213

(15)	Stock-Based Compensation

Certain Eckerd associates participate in stock option plans of J.C. Penney Company, Inc. (JCPenney Company). The plans generally provide for grants to associates of options to purchase the JCPenney Company’s common stock, stock awards or stock appreciation rights. Stock options and awards typically vest over performance periods ranging from one to five years. The number of option shares is fixed at the grant date, and the exercise price of stock options is generally set at the market price on the date of the grant. Options have a maximum term of ten years.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

The Southern Operations of Eckerd drugstores accounts for stock-based compensation under the recognition and measurement principles of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and related Interpretations. No stock-based employee compensation cost is reflected in net income for stock options, as all options granted under the plan had an exercise price equal to the market value of the underlying common stock on the date of grant. Compensation expense for restricted stock awards with pro rata vesting is recorded on a straight-line basis over the vesting period, which typically ranges from one to five years.

The Southern Operations of Eckerd drugstores follows the intrinsic value expense recognition provisions of APB 25 as permitted by SFAS No. 123, “Accounting for Stock-Based Compensation.” As a result, no compensation expense is recognized for stock options. As required by SFAS No. 123, the Southern Operations of Eckerd drugstores estimates the pro forma effect of recording the estimated Black-Scholes fair value of the JCPenney Company stock options as expense over the vesting period.

The following table illustrates the effect on net income as if the Southern Operations of Eckerd had applied the fair value recognition provisions of SFAS No. 123 to stock options related to associates of the Southern Operations.

2003

Net income, as reported	$44
Add: Stock-based employee compensation expense
determined included in reported net income, net of related
tax effects	—
Deduct: Total stock-based employee compensation expense
determined under fair value method of all awards, net of
related tax effects	(3)

Pro forma net income	$41

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Carve Out Special Purpose Financial Statements

January 31, 2004

(Tables in millions)

JCPenney Company used the Black-Scholes option-pricing model to estimate the grant date fair value of its stock option grants for the periods presented above. The following Black-Scholes assumptions were used to estimate the grant date fair value of the JCPenney Company stock options granted to associates of the Southern Operations of Eckerd drugstores:

Option assumptions	2003

Dividend yield	3.9%
Expected volatility	42.4%
Risk-free interest rate	3.4%
Expected option term	7 years
Weighted-average fair value of options at grant	$6.07

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Condensed Statement of Assets and Liabilities

(Dollars in millions)

May 1, 2004, April 26, 2003 and January 31, 2004

(Unaudited)

	May 1, 2004	April 26, 2003	January 31, 2004

Assets
Current assets:
Cash	$3	$3	$3
Receivables (net of bad debt reserve of $12, $8 and $11)	291	295	280
Merchandise inventory (net of LIFO reserve of $140,$127 and $138)	885	917	935
Prepaid expenses	12	10	13

Total current assets	1,191	1,225	1,231

Property and equipment:
Land and buildings	86	74	89
Furniture and fixtures	793	721	775
Leasehold improvements	218	203	221
Accumulated depreciation	(504)	(477)	(486)

Property and equipment, net	593	521	599

Intangible assets (net of accumulated amortization of $200, $174 and $198)	42	63	44
Other assets	52	55	55

	$1,878	$1,864	$1,929

Liabilities and Excess of Assets over Liabilities
Current liabilities:
Current portion of capital leases	$12	$8	$11
Accounts payable and accrued expenses	563	568	607

Total current liabilities	575	576	618
Capital leases	21	17	19
Other liabilities	83	78	79

Total liabilities	679	671	716

Excess of assets over liabilities	1,199	1,193	1,213

	$1,878	$1,864	$1,929

See accompanying notes to carve out special purpose financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Condensed Statements of Revenues and Expenses

(Dollars in millions)

Thirteen weeks ended May 1, 2004 and April 26, 2003

(Unaudited)

	May 1, 2004	April 26, 2003

Revenues, net	$1,786	$1,832
Costs and expenses:
Cost of goods sold	1,381	1,416
Selling, general and administrative expenses	388	355
Interest expense	1	1
Acquisition amortization	—	6
Loss on sale of receivable	—	1

Total costs and expenses	1,770	1,779

Income before income taxes	16	53

Income taxes	6	20

Net income	$10	$33

See accompanying notes to carve out special purpose financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Condensed Statement of Cash Flows

(Dollars in millions)

Thirteen weeks ended May 1, 2004 and April 26, 2003

(Unaudited)

	May 1, 2004	April 26, 2003

Cash flows from operating activities:
Net income	$10	$33
Depreciation and amortization, including intangible assets	33	36
Deferred taxes	12	50
Change in cash from:
Receivables	(10)	10
Inventory	51	5
Prepaid and other assets	1	—
Accounts payable	(16)	25
Other assets and liabilities	(10)	(74)

Net cash provided by operating activities	71	85

Cash flows from investing activities:
Capital expenditures	(39)	(36)
Proceeds from sale of assets	1	—
Proceeds from sale-leaseback transactions	6	—

Net cash used in investing activities	(32)	(36)

Cash flows from financing activities:
Repayments of capital leases	(2)	(3)
Distribution to J. C. Penney Corporation, Inc.	(37)	(46)

Net cash used in financing activities	(39)	(49)

Net change in cash	—	—

Cash at beginning of year	3	3

Cash at end of quarter	$3	$3

Supplemental cash flow information: Interest paid was $1 million and $1 million in 2004 and 2003, respectively.

Non cash transactions: In 2004 and 2003, the Southern Operations of Eckerd drugstores entered into capital leases for equipment totaling $5 million and $4 million, respectively.

See accompanying notes to carve out special purpose financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Condensed Carve Out Special Purpose Financial Statements

(Unaudited)

May 1, 2004 and April 26, 2003

(Tables in millions)

(1)

Summary of Significant Accounting Policies

A description of significant accounting policies is included in the Carve Out Special Purpose Financial Statements for the Southern Operations of Eckerd drugstores (a business of TDI Consolidated Corporation) for fiscal year 2003. The accompanying unaudited Condensed Carve Out Special Purpose Financial Statements follow the same accounting policies and methods as the Carve Out Special Purpose Financial Statements for fiscal year 2003, but in accordance with the rules and regulations for interim period financial reporting, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The accompanying statement of assets and liabilities as of January 31, 2004 has been derived from the statement appearing in those Carve Out Special Purpose Financial Statements and notes thereto and, along with the accompanying unaudite d Condensed Carve Out Special Purpose Financial Statements should be read in conjunction with the Carve Out Special Purpose Financial Statements and notes thereto.

In the opinion of management, the accompanying unaudited Condensed Carve Out Special Purpose Financial Statements include all material adjustments necessary for a fair presentation. Because of certain holidays and other seasonal influences, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year.

(2)

Description of Business

TDI Consolidated Corporation (TDI) is the parent of Eckerd Corporation, Thrift Drug, Inc. (Thrift), and Genovese Drug Stores, Inc. (Genovese), collectively Eckerd drugstores (Eckerd), which as of May 1, 2004 operated 2,819 drugstores located in the Southwest, Southeast, Sunbelt, and Northeast regions of the United States. Eckerd sells pharmaceutical and related products, over-the-counter drugs as well as general merchandise such as photo processing services, greeting cards, and beauty and household products, snacks, vitamins, and baby products.

TDI is a wholly owned subsidiary of J. C. Penney Corporation, Inc. (JCPenney), which is a wholly owned subsidiary of the holding company, J. C. Penney Company, Inc.

In the fourth quarter of fiscal 2003, the Board of Directors of J. C. Penney Company, Inc. authorized JCPenney management to sell the Eckerd drugstore operations. On April 4, 2004, JCPenney signed definitive agreements with The Jean Coutu Group (PJC) Inc. (Coutu) and CVS Corporation and CVS Pharmacy, Inc. (collectively, CVS) for the sale of its Eckerd drugstore operations for a total of approximately $4.525 billion in cash. In the CVS transaction, for $2.150 billion, CVS will purchase approximately 1,276 Eckerd drugstores and support facilities located mainly in Southern states, principally Florida and Texas, and Eckerd’s pharmacy benefits management, mail order and specialty pharmacy businesses (Southern Operations). In the Coutu transaction, Coutu will acquire the stock of Eckerd Corporation, Thrift and Genovese for $2.375 billion. Coutu will acquire approximately 1,543 Eckerd drugstores and support facilities located in thirteen Northeast and Mid-Atlantic states as well as the Eckerd Home Office located in Florida (Northern Operations).

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Condensed Carve Out Special Purpose Financial Statements

(Unaudited)

May 1, 2004 and April 26, 2003

(Tables in millions)

On May 17, 2004, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR) expired in connection with JCPenney’s sale of that portion of its Eckerd drugstore operations to Coutu. On June 1, 2004, JCPenney announced that the Federal Trade Commission had completed its review of JCPenney’s sale of that portion of its Eckerd drugstore operations to CVS, and granted early termination of the waiting period under the HSR.

(3)

Basis of Presentation and Methods of Allocation

The Eckerd Southern Operations unaudited carve out special purpose financial statements have been prepared using specific identification of income and expenses and assets and liabilities if available, and if not available includes allocations and estimates which management believes are reasonable and appropriate under the circumstances. Certain assets and liabilities were allocated in accordance with the terms of the signed definitive agreements. However, these allocations and estimates may not necessarily reflect the financial position, operating results and cash flows for the periods presented had the Southern Operations been operated as a separate entity. Also, the assets and liabilities included herein may differ from those ultimately acquired based on the specific definitive agreements between Coutu and CVS.

The condensed statements of revenues and expenses for the Southern Operations were carved out of TDI using store specific identification for revenues and cost of goods sold, certain selling, general and administrative expenses (SG&A) and acquisition amortization. Other SG&A expenses, such as corporate overhead, were allocated primarily based on the percentage of specific total store sales to total TDI sales. Income tax expense was recalculated based on the TDI effective tax rate applied to pretax income after adjustments for the exclusion of interest on intercompany debt with JCPenney.

The condensed statements of assets and liabilities for the Southern Operations was carved out of TDI using location specific identification of assets and liabilities where available. When location specific identification was not available, allocations based on the following were used: store count being acquired as a percentage of total store count; percentage of specific total store sales to total TDI sales; percentage of specific store pharmacy sales to total pharmacy sales; percentage of specific store front-end and express photo sales to total front-end and express photo sales; percentage of headcount per location to total headcount; percentage of 401(k) participants per location to total 401(k) participants; percentage of net managed care receivables to total net managed care receivables and other various allocation methods that were reasonable and appropriate.

These condensed carve out special purpose financial statements exclude Eckerd goodwill, certain retirement related plans (primarily pension), certain taxes, income taxes payable, deferred income taxes and Eckerd intercompany debt with JCPenney, which are not part of the assets acquired or liabilities assumed in accordance with the terms of the definitive agreements. In addition, the assets and liabilities related to the Home Office facility and the asset for the Eckerd trade name have been excluded from these financial statements.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Condensed Carve Out Special Purpose Financial Statements

(Unaudited)

May 1, 2004 and April 26, 2003

(Tables in millions)

The Eckerd Southern Operations condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in a manner which management believes is reasonable and appropriate. All significant intercompany transactions and accounts have been eliminated.

The preparation of these condensed financial statements includes the use of “carve out” accounting procedures wherein certain assets, liabilities, and expenses historically recorded or incurred at the Eckerd level (including certain allocations from related-party transactions with JCPenney), which were related to the Southern Operations, have been identified and allocated as appropriate to present the financial position, operating results and cash flows of the Southern Operations for the periods presented.

Eckerd and the Southern Operations are subject to certain of the risks and uncertainties associated with JCPenney. Assets of Eckerd and the Southern Operations may be subject to the liabilities of JCPenney, whether such liabilities arise from lawsuits, contracts or indebtedness attributed to JCPenney.

(4)

Sale of Receivables

Eckerd securitized certain managed care receivables by forming a bankruptcy-remote special purpose entity, ECR Receivables, Inc. (ECR), which in turn entered into a three-year revolving receivables purchase facility agreement for up to $250 million with unrelated entities. Under the facility, Eckerd sells to ECR, on a continuous basis, all of its managed care receivables. ECR then sells an undivided interest in all eligible receivables while maintaining a subordinated interest, in the form of overcollateralization, in a portion of the receivables.

Securitized managed care receivables for the Southern Operations totaled $97 million, $117 million, and $96 million of which the subordinated retained interest was $16 million, $19 million and $16 million as of May 1, 2004, April 26, 2003 and January 31, 2004, respectively. The portion of the receivables in which third parties have an undivided ownership interest, has been reflected as a reduction of receivables in the accompanying condensed carve out statements of assets and liabilities as of May 1, 2004 and April 26, 2003. Losses and expenses related to receivables sold under this agreement totaled $0.3 million and $0.6 million for the interim periods ended May 1, 2004 and April 26, 2003, respectively and are included in the statements of revenues and expenses.

Effective May 20, 2004, the Eckerd managed care receivables securitization program was terminated. Upon termination and final payment of $221 million, the receivables under the program were conveyed back to Eckerd.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Condensed Carve Out Special Purpose Financial Statements

(Unaudited)

May 1, 2004 and April 26, 2003

(Tables in millions)

(5)	Excess of Assets over Liabilities The following table provides a reconciliation of the changes in excess of assets over liabilities for the Southern Operations:

Excess of assets over liabilities

Balance January 31, 2004	$1,213
Net income	10
Distributions to J.C. Penney Corporation, Inc.	(24)

Balance May 1, 2004	$1,199

(6)

Stock-Based Compensation

Certain Eckerd employees participate in the J.C. Penney Company, Inc. (JCPenney Company) stock-based compensation plan that provides for grants to associates of stock awards, stock appreciation rights or options to purchase the JCPenney Company’s common stock. The Southern Operations of Eckerd drugstores accounts for stock options under the recognition and measurement principles of Accounting Principles Board Opinion No. 25 (APB 25), “Accounting for Stock Issued to Employees,” and related Interpretations. No stock-based employee compensation cost is reflected in the condensed carve out special purpose statement of operations for stock options, as all options granted under the plan had an exercise price equal to the market value of the underlying common stock on the date of grant. Compensation expense for fixed stock awards with pro rata vesting is recorded on a straight-line basis over the vesting period, which typically ranges from one to five years.

Southern Operations of Eckerd drugstores
(a business of TDI Consolidated Corporation)

Notes to Condensed Carve Out Special Purpose Financial Statements

(Unaudited)

May 1, 2004 and April 26, 2003

(Tables in millions)

The following table illustrates the effect on net income as if the Southern Operations of Eckerd drugstores had applied the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” to stock options related to associates of the Southern Operations of Eckerd drugstores.

	May 1, 2004	April 26, 2003

Net income, as reported	$10	$33
Add: Stock-based employee compensation expense included in
reported net income, net of related tax effects	—	—
Deduct: Total stock-based employee compensation expense
determined under fair value method for all awards, net of related tax
effects	—	(1)

Pro forma net income	$10	$32

Independent Auditors’ Consent

The Board of Directors
TDI Consolidated Corporation:

We consent to the use of our report dated June 3, 2004, with respect to the statement of assets and liabilities of the Southern Operations of Eckerd drugstores (a business of TDI Consolidated Corporation) as of January 31, 2004, and the related statements of revenues and expenses and cash flows for the year ended January 31, 2004, which report is included in the Form 8-K of CVS Corporation dated September 9, 2004.

/s/ KPMG LLP

Tampa, Florida
September 7, 2004